UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC, 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported:   April 29, 2013)

______________________

INNOPHOS HOLDINGS, INC.
(exact  names of registrants as specified on their charters)

______________________

Delaware (states or other jurisdictions of incorporation)	001-33124 (Commission File numbers)	20-1380758 (IRS Employer Identification Nos.)
259 Prospect Plains Road
Cranbury, New Jersey  08512
(Address of Principal Executive Officer, including Zip Code)

(609) 495-2495
(Registrants' Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 8.01 Other Items

On April 29, 2013, the Registrant issued a press release announcing its financial results for the first quarter of 2013 and that it will be hosting a live conference call to discuss the results. The text of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.

Item 9.01 Financial Statements and Exhibits.
The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release dated April 29, 2013 announcing financial results for the first quarter of 2013

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                           INNOPHOS HOLDINGS, INC.

Dated: April 30, 2013                By:  /s/ Neil I. Salmon
                                                              Name: Neil I. Salmon
                                                              Title:   Vice President and Chief Financial Officer